UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2026

OVID THERAPEUTICS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, 14th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 646-661-7661
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On March 17, 2026, Ovid Therapeutics Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”), pursuant to which the Company agreed to issue and sell an aggregate of 19,154,321 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $2.01 per share and, in lieu of Common Stock, pre-funded warrants to purchase up to 10,701,710 shares of Common Stock (the “Pre-Funded Warrants” and, together with the Shares, the “Securities”) at a purchase price of $2.009 per Pre-Funded Warrant, to the Investors in a private placement (the “PIPE financing”). Each Pre-Funded Warrant will have an exercise price of $0.001 per share and will be immediately exercisable.
The PIPE financing is expected to result in gross proceeds of $60.0 million to the Company, before placement agent fees and offering expenses. The Company intends to use the net proceeds from the PIPE financing, together with the Company’s existing cash, cash equivalents and marketable securities, to provide financing to support the expansion of the development of OV329, a next-generation GABA-AT inhibitor, into additional indications, including tuberous sclerosis complex and infantile spasms, as well as for general research and development expenses.
Leerink Partners is acting as lead placement agent for the PIPE financing. Oppenheimer & Co. and LifeSci Capital are acting as co-placement agents for the PIPE financing.
The closing of the PIPE financing is subject to customary closing conditions and is expected to occur on or about March 19, 2026 (the “Closing Date”).
Registration Rights Agreement
Also on March 17, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares and the shares of Common Stock that are issuable upon the exercise of the Pre-Funded Warrants (the “Warrant Shares” and, together with the Shares, the “Registrable Securities”). The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) no later than 30 business days following the Closing Date (the “Filing Deadline”) and to use reasonable best efforts to have the registration statement declared effective within 60 days after the Filing Deadline, subject to certain exceptions and specified penalties if timely effectiveness is not achieved and maintained.
The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities on each of the registration statement.
The Company has agreed to, among other things, indemnify each Investor, the members, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of such Investor, and each other person, if any, who controls such Investor (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, partners, members and managers of each such controlling person, under the registration statement against certain liabilities incident to the Company’s obligations under the Registration Rights Agreement.
The Securities to be issued and sold to the Investors under the Purchase Agreement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, or under any state securities laws. The Company relied on this exemption from registration based in part on representations made by the Investors. The Securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.
The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Registration Rights Agreement and the form of the Pre-Funded Warrant, copies of which are filed as Exhibit 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.
The representations, warranties and covenants contained in the Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties thereto and the placement agents expressly named as third-party beneficiaries therein and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.
Item 2.02    Results of Operations and Financial Condition.
On March 18, 2026, the Company issued a press release announcing new OV329 data and indication expansion, Phase 1 clearance for OV4071, and fourth quarter and full year 2025 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information provided in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 3.02    Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report on Form 8-K regarding the PIPE financing is incorporated by reference into this Item 3.02.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibit

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant
10.1	Securities Purchase Agreement, dated as of March 17, 2026, by and among Ovid Therapeutics Inc. and the Investors named therein.
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated March 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Jeffrey Rona
Jeffrey Rona
Chief Business and Financial Officer (Principal Financial and Accounting Officer)
Dated: March 18, 2026